CERTIFICATION


                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


         In connection with the Quarterly Report on Form 10-QSB for the quarter ended September 30, 2005 (the "Report") of Parke Bancorp, Inc. (the "Company") as filed with the Securities and Exchange Commission, we, Vito S. Pantilione, President and Chief Executive Officer, and Ernest D. Huggard, Senior Vice President and Chief Financial Officer, certify, pursuant to 18 U.S.C. ss.1350, as adopted pursuant to ss.906 of the Sarbanes-Oxley Act of 2002, that:

         (1) The Report fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934; and

         (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Bank.


/s/Vito S. Pantilione                                /s/Ernest D. Huggard
-------------------------------------                -------------------------------------------------
Vito S. Pantilione                                   Ernest D. Huggard
President and Chief Executive Officer                Senior Vice President and Chief Financial Officer
(Principal Executive Officer)                        (Principal Financial and Accounting Officer)


November 9, 2005
